Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes

15. INCOME TAXES

The components of income tax expense are as follows:

	Year Ended December 31
	2014	2015	2016
	US$	US$	US$
Current	15,630	17,338	31,063
Deferred	471	911	(3,373)

Income tax expense	16,101	18,249	27,690

The income (loss) before income taxes for domestic and foreign entities is as follows:

	Year Ended December 31
	2014	2015	2016
	US$	US$	US$
Domestic	(12,761)	(12,037)	(20,663)
Foreign	73,329	90,537	159,293

	60,568	78,500	138,630

Since the Company is based in the Cayman Islands, a British overseas territory with no corporate income tax, domestic tax on pretax income is calculated at the Cayman Islands statutory rate of zero for each year.

The Company and its subsidiaries file separate income tax returns. A reconciliation of income tax expense on pretax income at statutory rate and income tax expense is shown below:

	Year Ended December 31
	2014	2015	2016
	US$	US$	US$
Tax expense at statutory rate of Cayman	—	—	—
Differences between Cayman and foreign statutory tax rates	15,727	18,765	34,415
Tax-exempt income	(2,573)	(906)	(4,648)
Permanent differences	(396)	(1,065)	(7,792)
Temporary differences	(344)	(330)	(1,533)
Alternative minimum tax	1,170	4	594
Income tax (10%) on undistributed earnings	2,491	2,460	5,677
Net changes in income tax credit	(899)	(897)	(495)
Net changes in valuation allowance of deferred income tax assets	733	1,621	1,724
Net operating loss carryforwards	(1,298)	(2,052)	(1,689)
Liabilities related to unrealized tax benefits	91	672	2,385
Adjustment of prior years’ taxes and others	1,399	(23)	(948)

Income tax expense	16,101	18,249	27,690

Deferred income tax assets (liabilities) are as follows:

	December 31
	2015	2016
	US$	US$
Notes and accounts receivable	82	44
Stock-based compensation	544	1,146
Allowance for sales return	173	205
Inventory reserve	1,478	1,646
Foreign currency translation	(1,949)	2
Property and equipment	360	383
Investment tax credits	8,295	8,647
Net operating loss carryforwards	10,651	12,335
Others	20	411
Valuation allowance	(19,044)	(20,836)

	610	3,983

The valuation allowance shown in the table above relates to net operating loss carryforwards, tax credits and temporary differences for which the Company believes that realization is uncertain. The change in the valuation allowance was an increase of US$515 thousand, an increase of US$2,253 thousand, and an increase of US$1,792 thousand for the years ended December 31, 2014, 2015, and 2016, respectively. The increase in valuation allowance in 2014, 2015 and 2016 are primarily due to the uncertainty in generating sufficient taxable income in the future and utilization of operating loss carryforwards and research and development credits before they expire. In addition, profits generated from certain products of SMI Taiwan are exempted from income tax for five years beginning January 1, 2012. The tax savings associated with these tax holidays were approximately US$2,573 thousand, US$906 thousand and US$4,648 thousand for the years ended December 31, 2014, 2015 and 2016, respectively. Such tax exemption would impact the Company’s diluted earnings per share by US$0.02, less than US$0.01 and US$0.03 for the years ended December 31, 2014, 2015 and 2016, respectively. The amount of tax exempt income was determined based on the profits generated from certain tax exempt products when SMI Taiwan met certain criteria set by the Taiwan tax authorities every year.

As of December 31, 2016, FCI had unused research and development tax credits of approximately US$4,418 thousand which will expire in the period from 2017 to 2021.

As of December 31, 2016, the Company’s United States federal net operating loss carryforwards for federal income tax purposes were approximately US$12,334 thousand. If not utilized, the federal net operating loss carryforwards will expire in 2036.

As of December 31, 2016, the Company’s United States federal and state research and development tax credit carryforwards for federal and state income tax purposes were approximately US$2,486 thousand and US$1,742 thousand, respectively. If not utilized, the federal tax credit carryforwards will expire starting in 2036 while the state tax credit carryforward has no expiration date.

Current United States federal and California state laws include substantial restrictions on the utilization of net operating losses and credits in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to utilize net operating loss and tax credit carryforwards may be limited as a result of such “ownership change”. Such a limitation could result in the expiration of carryforwards before they are utilized.

As of December 31, 2016, the Company had accumulated undistributed earnings from a foreign subsidiary of US$297 million. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

Unrecognized Tax Benefit

A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	Year Ended December 31
	2014	2015	2016
	US$	US$	US$
Balance, beginning of year	5,815	4,655	5,639
Increases in tax positions taken in current year	446	2,337	4,675
Decrease in tax position taken in prior year primarily related to the resolution of tax audit	(1,606)	(1,353)	(28)

Balance, end of year	4,655	5,639	10,286

At December 31, 2016, the Company had US$10,286 thousand of unrecognized tax benefits that if recognized would affect the effective tax rate. For the years ended December 31, 2014, 2015 and 2016, the total amount of interest expense and penalties related to uncertain tax positions recorded in the provision for income tax expense was approximately US$343 thousand, US$363 thousand and US$575 thousand, respectively. The total amount of accrued interest and penalties recognized as of December 31, 2015 and 2016 was US$1,977 thousand and US$2,587 thousand, respectively. The Company does not expect uncertain tax positions to change in the next twelve months, except in the case of settlements with tax authorities, the likelihood and timing of which are difficult to estimate.

The Company files income tax returns in United States and foreign jurisdictions. The following table summarizes the Company’s major jurisdictions and tax year that remain subject to examination by tax authorities as of December 31, 2016:

Tax Jurisdiction	Tax Years
China	2013 and onward
Hong Kong	2013 and onward
Taiwan	2011 and onward
Korea	2011 and onward
United States	2007 onward